SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 193

      Date of Report (Date of earliest event reported):       October 24, 2001

NEXTEL INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-26649		91-1671412
(State or other jurisdiction	(Commission		(I.R.S. Employer
of incorporation)	File Number	)	Identification No.	)

10700 Parkridge Boulevard, Suite 600, Reston, Virginia	20191

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 390-5100

(Former name or former address, if changed since last report)

Item 5. Other Events.

On October 24, 2001, Nextel Communications, our parent company, issued a press release announcing its and our financial results and other data for the quarter ended September 30, 2001 as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. Not Applicable

(b) Pro Forma Financial Information. Not Applicable

(c) Exhibits.

Exhibit No	Exhibit Description

99.1	Press Release

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL INTERNATIONAL, INC.

Date: October 24, 2001	By: /s/ Robert J. Gilker

Robert J. Gilker

Vice President and General Counsel

EXHIBIT INDEX

Exhibit No	Exhibit Description

99.1	Press Release